Exhibit 32.02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the KMG America Corporation Annual Report on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KMG America Corporation.

/s/ Scott H. DeLong III	Date: March 31, 2005
Scott H. DeLong III
Senior Vice President & Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to KMG America Corporation and will be retained by KMG America Corporation and furnished to the Securities and Exchange Commission or its staff upon request.